Exhibit 10.10

Resolutions of the Board of
Versus Systems, Inc.

March 29, 2021

Amendment of 2017 Stock Option Plan

WHEREAS, the Board has previously adopted the Versus Systems, Inc. 2017 Stock Option Plan (the “Plan”).

WHEREAS, the Board deems it advisable to amend the Plan to permit cashless exercise.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and it hereby is, amended in substantially the form attached to these resolutions as Exhibit A (the “Plan Amendment”).

FURTHER RESOLVED, that the fair market value of the Company’s common shares for purposes of cashless exercise pursuant to the Plan Amendment shall be the volume-weighted average price of the Company’s common shares over a twenty trading day period ending on the date of determination (“Fair Market Value”);

FURTHER RESOLVED, that each officer of the Company be, and each such officer hereby is, authorized and directed to take all action and to prepare, execute and deliver all documents which such officer deems appropriate or advisable in order to implement the Plan Amendment hereby adopted and to maintain the Plan and related agreements in compliance with applicable laws and regulations.

Amendment of Outstanding Options to Permit Cashless Exercise

WHEREAS, the Board deems it advisable to amend all grants of options to purchase common shares of the Company currently issued and outstanding pursuant to the Plan, as amended by the Plan Amendment (the “Options”), to permit cashless exercise pursuant to the Plan Amendment (collectively, the “Option Amendments”).

NOW, THEREFORE, BE IT RESOLVED, that the Option Amendments be, and each hereby is, adopted pursuant to the Plan Amendment.

FURTHER RESOLVED, that each officer of the Company be, and each such officer hereby is, authorized and directed to take all action and to prepare, execute and deliver all documents which such officer deems appropriate or advisable in order to implement the Option Amendments hereby adopted, subject to applicable law.

Amendment of Employee Performance Warrants to Permit Cashless Exercise

WHEREAS, the Company previously issued performance warrants to certain employees and consultants of the Company, numbered PM 001-P021, inclusive (the “Performance Warrants”).

WHEREAS, the Board deems it advisable to amend the Performance Warrants to permit cashless exercise pursuant to that form of Amendment No. 1 to Performance Warrants attached hereto as Exhibit B (collectively, the “Warrant Amendments”).

NOW, THEREFORE, BE IT RESOLVED, that the Performance Warrants be, and each hereby is, amended in substantially the form of the Warrant Amendments.

FURTHER RESOLVED, that each officer of the Company be, and each such officer hereby is, authorized and directed to take all action and to prepare, execute and deliver all documents which such officer deems appropriate or advisable in order to implement the Warrant Amendments hereby adopted, subject to applicable law.

Net Settlement of Employee Options and Warrants

WHEREAS, the Compensation Committee has recommended to the Board that all Options held by current employees of the Company be immediately eligible for net settlement by the Company, as reviewed and approved by the Board from time to time.

WHEREAS, in connection with the contemplated exercise by current employees of certain Options as described on Schedule A attached hereto, the Chief Financial Officer has recommended to the Board that the holders of such Options be permitted to pay withholding taxes at the maximum withholding rate through net settlement (“Option Net Settlement”).

WHEREAS, the Board deems it advisable that the Company permit the holders of the Options described on Schedule A attached hereto to engage in Option Net Settlement.

WHEREAS, the Compensation Committee has also recommended to the Board that current employees holding performance warrants be permitted to pay withholding taxes at the maximum withholding rate through net settlement of that portion of the performance warrants designated on Schedule A attached hereto, up to a total tax liability at applicable statutory withholding rates as designated on Schedule A attached hereto (“Warrant Net Settlement”).

WHEREAS, the Board deems it advisable that the Company permit the holders of the performance warrants described on Schedule A attached hereto to engage in Warrant Net Settlement.

NOW, THEREFORE, BE IT RESOLVED, that the Option Net Settlement and Warrant Net Settlement are hereby adopted and approved in all respects.

FURTHER RESOLVED, that common shares withheld by the Company for Option Net Settlement and Warrant Net Settlement shall be valued at the Fair Market Value.

FURTHER RESOLVED, that each officer of the Company be, and each such officer hereby is, authorized and directed to take all action and to prepare, execute and deliver all documents which such officer deems appropriate or advisable in order to implement Option Net Settlement and Warrant Net Settlement in compliance with applicable laws and regulations.

/s/ Matthew Pierce	/s/ Brian Tingle
Matthew Pierce	Brian Tingle

/s/ Keyvan Peymani	/s/ Paul Vlasic
Keyvan Peymani	Paul Vlasic

/s/ Michelle Gahagan
Michelle Gahagan

EXHIBIT A

PLAN AMENDMENT

AMENDMENT TO
VERSUS SYSTEMS, INC.

2017 STOCK OPTION PLAN

This Amendment to the 2017 Stock Option Plan (this “Amendment”) is made as of March 29, 2021, by Versus Systems, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Company’s Board of Directors (the “Board”) previously adopted the 2017 Stock Option Plan (the “Plan”) effective as of May 17, 2017;

WHEREAS, the Board has the authority to amend the Plan;

WHEREAS, the Company desires to amend the Plan in connection with the Series A financing;

NOW, THEREFORE, in consideration of the foregoing recitals, the Board hereby approves the following:

1.	Section 7(d) is hereby deleted and the following is substituted in its place:

Payment: The full purchase price payable for shares under a Stock Option shall be paid in cash or certified funds upon the exercise thereof or by Cashless Exercise. A holder of a Stock Option shall have none of the rights of a shareholder until the Shares are paid for and issued. “Cashless Exercise” means a program in which payment of the Option exercise price or tax withholding obligations or other required deductions may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Company) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of such amount.

2.	Except as expressly amended hereby, the Plan will remain in full force and effect

3.	This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the day and year first above written.

VERSUS SYSTEMS, INC.

By:	/s/Kelsey Chin
Name:	Kelsey Chin
Title:	Corporate Secretary

[Signature Page to Amendment to the 2017 Stock Option Plan]

EXHIBIT B

WARRANT AMENDMENT

AMENDMENT NO. 1 TO
WARRANTS TO PURCHASE COMMON SHARES

OF

VERSUS SYSTEMS, INC.

(formerly Opal Energy Corp.)

(the "Company")

(Organized under the laws of the Province of British Columbia)

This Amendment No. 1 to Warrants to Purchase Common Shares (this “Amendment”) is made and entered into as of March 19, 2021 (the “Effective Date”) by and between the Company and Sandoval Pierce Family Trust (the “Holder”).

WHEREAS, the Company previously issued to the Holder Warrant Nos PM 001, PM 004, PM 007, PM 010, PM 013, PM 016, and PM 019 (each, a “Warrant” and together, the “Warrants”).

WHEREAS, The parties to the Warrants desire to amend the Warrants to permit net exercise and other forms of cashless exercise.

NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment to Permit Net Exercise and Cashless Exercise: Section 2 of each of the Warrants is hereby deleted in its entirety and replaced with the following:

“2. For each Warrant Share purchased pursuant to this Warrant, payment must be made by either:

a.	delivery to the Company of cash or by certified cheque, bank draft or wire transfer payable in the amount of CAD$0.25 per Warrant Share (the "Exercise Price") in Canadian funds, at par, in Vancouver, British Columbia, made payable to the Company’s name set out on the face hereof or, if such name is changed after the Issue Date, the Company's then current name. If payment is made by way of an uncertified cheque, the Company reserves the right to deem that the payment has not been received until the cheque has cleared the account upon which it has been drawn;

b.	instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price; OR by instructing the Company to issue Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the holder of this Warrant shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula:

where:

X = the number of Warrant Shares to be issued to the holder of this Warrant.

Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 1 above.

A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date.

B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

X = Y(A – B) / A;

c.	surrendering to the Company (i) Warrant Shares previously acquired by the Holder with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price and/or (ii) other securities of the Company having a value as of the Exercise Date equal to the Aggregate Exercise Price (which value in the case of the debt securities shall be the principal amount thereof plus accrued and unpaid interest, in the case of preferred stock shall be the liquidation value thereof plus accumulated and unpaid dividends and in the case of common shares shall be the Fair Market Value thereof); or

d.	any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other equity securities pursuant to Section 2(b), Section 2(c) or Section 2(d) above, where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the holder of this Warrant (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (i) such incremental fraction of a share being so withheld or surrendered multiplied by (ii) in the case of common shares, the Fair Market Value per Warrant Share as of the Exercise Date, and in all other cases, the value thereof as of the Exercise Date determined in accordance with Section 2(c)(ii) above.

For purposes of this Section 2, the following terms are defined as follows:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section2 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 2 and Section 3 shall have been satisfied at or prior to 4:30 p.m. local time in Vancouver, British Columbia, on a business day, including, without limitation, the receipt by the Company of the Warrant Exercise Form, the Warrant and the Aggregate Exercise Price.

2.	”Fair Market Value” means, as of any particular date: (a) the volume weighted average of the sales prices of the common shares on all U.S. securities exchanges on which the common shares may at the time be listed; (b) if there have been no sales of the common shares on any such exchange, the average of the highest bid and lowest asked prices for the common shares on all such exchanges; (c) if the common shares are not listed on a U.S. securities exchange, the sales price of the common shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association; or (d) if there have been no sales of the common shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the average of the highest bid and lowest asked prices for the common shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association; in each case, as determined by performing a weighted average by daily trading volume of the volume-weighted average sales prices over twenty (20) consecutive business days ending on the business day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the common shares are listed on any U.S. securities exchange, the term "business day" as used in this sentence means business days on which such exchange is open for trading. If at any time the common shares are not listed on any U.S. securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Fair Market Value" of the common shares shall be the fair market value per share as determined jointly by the Board and the holder of this Warrant; provided, that if the Board and the holder of this Warrant are unable to agree on the fair market value per share of the common shares within a reasonable period of time (not to exceed ten (10) days from the Company's receipt of the Warrant Exercise Form), such fair market value shall be determined by a nationally recognized investment banking, accounting or valuation firm engaged by the Company). The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company.”

3.	Miscellaneous.

a.	This Amendment to Warrants is to be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Agreement.

b.	Each Warrant, as amended by this Amendment to Warrants, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless in writing signed by the Company and the Holder. Except as expressly set forth herein, the Warrants shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Warrants as of the Effective Date.

VERSUS SYSTEMS, INC.

/s/ Keyvan Peymani
Keyvan Peymani, Chairman

THE SANDOVAL PIERCE FAMILY TRUST

/s/ Matthew Pierce
Matthew Pierce, Co-Trustee

Magdalena Sandoval, Co-Trustee

AMENDMENT NO. 1 TO
WARRANTS TO PURCHASE COMMON SHARES

OF

VERSUS SYSTEMS, INC.

(formerly Opal Energy Corp.)

(the "Company")

(Organized under the laws of the Province of British Columbia)

This Amendment No. 1 to Warrants to Purchase Common Shares (this “Amendment”) is made and entered into as of March 19, 2021 (the “Effective Date”) by and between the Company and John O’Connell (the “Holder”).

WHEREAS, the Company previously issued to the Holder Warrant Nos PM 002, PM 005, PM 008, PM 011, PM 014, PM 017, and PM 020 (each, a “Warrant” and together, the “Warrants”).

WHEREAS, The parties to the Warrants desire to amend the Warrants to permit net exercise and other forms of cashless exercise.

NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment to Permit Net Exercise and Cashless Exercise: Section 2 of each of the Warrants is hereby deleted in its entirety and replaced with the following:

“2. For each Warrant Share purchased pursuant to this Warrant, payment must be made by either:

a.	delivery to the Company of cash or by certified cheque, bank draft or wire transfer payable in the amount of CAD$0.25 per Warrant Share (the "Exercise Price") in Canadian funds, at par, in Vancouver, British Columbia, made payable to the Company’s name set out on the face hereof or, if such name is changed after the Issue Date, the Company's then current name. If payment is made by way of an uncertified cheque, the Company reserves the right to deem that the payment has not been received until the cheque has cleared the account upon which it has been drawn;

b.	instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price; OR by instructing the Company to issue Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the holder of this Warrant shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula:

where:

X = the number of Warrant Shares to be issued to the holder of this Warrant.

Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 1 above.

A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date.

B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

X = Y(A – B) / A;

c.	surrendering to the Company (i) Warrant Shares previously acquired by the Holder with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price and/or (ii) other securities of the Company having a value as of the Exercise Date equal to the Aggregate Exercise Price (which value in the case of the debt securities shall be the principal amount thereof plus accrued and unpaid interest, in the case of preferred stock shall be the liquidation value thereof plus accumulated and unpaid dividends and in the case of common shares shall be the Fair Market Value thereof); or

d.	any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other equity securities pursuant to Section 2(b), Section 2(c) or Section 2(d) above, where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the holder of this Warrant (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (i) such incremental fraction of a share being so withheld or surrendered multiplied by (ii) in the case of common shares, the Fair Market Value per Warrant Share as of the Exercise Date, and in all other cases, the value thereof as of the Exercise Date determined in accordance with Section 2(c)(ii) above.

For purposes of this Section 2, the following terms are defined as follows:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section2 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 2 and Section 3 shall have been satisfied at or prior to 4:30 p.m. local time in Vancouver, British Columbia, on a business day, including, without limitation, the receipt by the Company of the Warrant Exercise Form, the Warrant and the Aggregate Exercise Price.

2.	”Fair Market Value” means, as of any particular date: (a) the volume weighted average of the sales prices of the common shares on all U.S. securities exchanges on which the common shares may at the time be listed; (b) if there have been no sales of the common shares on any such exchange, the average of the highest bid and lowest asked prices for the common shares on all such exchanges; (c) if the common shares are not listed on a U.S. securities exchange, the sales price of the common shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association; or (d) if there have been no sales of the common shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the average of the highest bid and lowest asked prices for the common shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association; in each case, as determined by performing a weighted average by daily trading volume of the volume-weighted average sales prices over twenty (20) consecutive business days ending on the business day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the common shares are listed on any U.S. securities exchange, the term "business day" as used in this sentence means business days on which such exchange is open for trading. If at any time the common shares are not listed on any U.S. securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Fair Market Value" of the common shares shall be the fair market value per share as determined jointly by the Board and the holder of this Warrant; provided, that if the Board and the holder of this Warrant are unable to agree on the fair market value per share of the common shares within a reasonable period of time (not to exceed ten (10) days from the Company's receipt of the Warrant Exercise Form), such fair market value shall be determined by a nationally recognized investment banking, accounting or valuation firm engaged by the Company). The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company.”

3.	Miscellaneous.

a.	This Amendment to Warrants is to be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Agreement.

b.	Each Warrant, as amended by this Amendment to Warrants, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless in writing signed by the Company and the Holder. Except as expressly set forth herein, the Warrants shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Warrants as of the Effective Date.

VERSUS SYSTEMS, INC.

/s/ Matthew Pierce
Matthew Pierce, Chief Executive Officer

JOHN O’CONNELL

John O’Connell, individual

AMENDMENT NO. 1 TO
WARRANTS TO PURCHASE COMMON SHARES

OF

VERSUS SYSTEMS, INC.

(formerly Opal Energy Corp.)

(the "Company")

(Organized under the laws of the Province of British Columbia)

This Amendment No. 1 to Warrants to Purchase Common Shares (this “Amendment”) is made and entered into as of March 19, 2021 (the “Effective Date”) by and between the Company and Scott Sebelius (the “Holder”).

WHEREAS, the Company previously issued to the Holder Warrant Nos PM 003, PM 006, PM 009, PM 012, PM 015, PM 018, and PM 021 (each, a “Warrant” and together, the “Warrants”).

WHEREAS, The parties to the Warrants desire to amend the Warrants to permit net exercise and other forms of cashless exercise.

NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment to Permit Net Exercise and Cashless Exercise: Section 2 of each of the Warrants is hereby deleted in its entirety and replaced with the following:

“2. For each Warrant Share purchased pursuant to this Warrant, payment must be made by either:

a.	delivery to the Company of cash or by certified cheque, bank draft or wire transfer payable in the amount of CAD$0.25 per Warrant Share (the "Exercise Price") in Canadian funds, at par, in Vancouver, British Columbia, made payable to the Company’s name set out on the face hereof or, if such name is changed after the Issue Date, the Company's then current name. If payment is made by way of an uncertified cheque, the Company reserves the right to deem that the payment has not been received until the cheque has cleared the account upon which it has been drawn;

b.	instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price; OR by instructing the Company to issue Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the holder of this Warrant shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula:

where:

X = the number of Warrant Shares to be issued to the holder of this Warrant.

Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 1 above.

A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date.

B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

X = Y(A – B) / A;

c.	surrendering to the Company (i) Warrant Shares previously acquired by the Holder with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price and/or (ii) other securities of the Company having a value as of the Exercise Date equal to the Aggregate Exercise Price (which value in the case of the debt securities shall be the principal amount thereof plus accrued and unpaid interest, in the case of preferred stock shall be the liquidation value thereof plus accumulated and unpaid dividends and in the case of common shares shall be the Fair Market Value thereof); or

d.	any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other equity securities pursuant to Section 2(b), Section 2(c) or Section 2(d) above, where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the holder of this Warrant (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (i) such incremental fraction of a share being so withheld or surrendered multiplied by (ii) in the case of common shares, the Fair Market Value per Warrant Share as of the Exercise Date, and in all other cases, the value thereof as of the Exercise Date determined in accordance with Section 2(c)(ii) above.

For purposes of this Section 2, the following terms are defined as follows:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section2 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 2 and Section 3 shall have been satisfied at or prior to 4:30 p.m. local time in Vancouver, British Columbia, on a business day, including, without limitation, the receipt by the Company of the Warrant Exercise Form, the Warrant and the Aggregate Exercise Price.

”Fair Market Value” means, as of any particular date: (a) the volume weighted average of the sales prices of the common shares on all U.S. securities exchanges on which the common shares may at the time be listed; (b) if there have been no sales of the common shares on any such exchange, the average of the highest bid and lowest asked prices for the common shares on all such exchanges; (c) if the common shares are not listed on a U.S. securities exchange, the sales price of the common shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association; or (d) if there have been no sales of the common shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the average of the highest bid and lowest asked prices for the common shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association; in each case, as determined by performing a weighted average by daily trading volume of the volume-weighted average sales prices over twenty (20) consecutive business days ending on the business day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the common shares are listed on any U.S. securities exchange, the term "business day" as used in this sentence means business days on which such exchange is open for trading. If at any time the common shares are not listed on any U.S. securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Fair Market Value" of the common shares shall be the fair market value per share as determined jointly by the Board and the holder of this Warrant; provided, that if the Board and the holder of this Warrant are unable to agree on the fair market value per share of the common shares within a reasonable period of time (not to exceed ten (10) days from the Company's receipt of the Warrant Exercise Form), such fair market value shall be determined by a nationally recognized investment banking, accounting or valuation firm engaged by the Company). The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company.”

2.	Miscellaneous.

a.	This Amendment to Warrants is to be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Agreement.

b.	Each Warrant, as amended by this Amendment to Warrants, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless in writing signed by the Company and the Holder. Except as expressly set forth herein, the Warrants shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Warrants as of the Effective Date.

VERSUS SYSTEMS, INC.

/s/ Matthew Pierce
Matthew Pierce, Chief Executive Officer

SCOTT SEBELIUS

Scott Sebelius, an individual

SCHEDULE A

EMPLOYEE OPTION NET SETTLEMENT

Name of Optionee	Grant Date	Option Shares	Expiry Date
Sandoval Pierce Family Trust	July 13, 2016	176,500	July 13, 2021
Craig Finster	July 13, 2016	26,563	July 13, 2021
Alex Peachy	July 13, 2016	37,500	July 13, 2021
Keyvan Peymani	July 13, 2016	12,500	July 13, 2021

EMPLOYEE PERFORMANCE WARRANT NET SETTLEMENT

Name of Holder	Grant Date	Total Warrant Shares	Expiry Date	Min/Max Warrant Shares to be Net Settled	Total Tax Liability to be Paid via Net Settlement
Sandoval Pierce	6/30/2016	441,188	6/30/2021	200,000-	$100,000
Family Trust				250,000